UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 7, 2022 (October 4, 2022)

PALISADE BIO, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-33672	52-2007292
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7750 El Camino Real Suite 5200 Carlsbad, California	92009
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 704-4900

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	PALI	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On October 4, 2022, Palisade Bio, Inc. (the “Company”) held a special meeting of its shareholders (“First Special Meeting”) at 10:00 a.m. Pacific Time.

On October 6, 2022, the Company held a second special meeting of its shareholders (“Second Special Meeting”) at 9:00 a.m. Pacific Time.

A description of each meeting and the matters voted on at each meeting are set forth below under their respective headings.

October 4, 2022 Special Meeting of Shareholders

The First Special Meeting was held virtually on October 4, 2022. Only shareholders of record as of the close of business on August 16, 2022 (“First Record Date”) were entitled to vote. As of the First Record Date, 71,240,169 shares of the Company’s common stock were issued, outstanding and entitled to vote, of which 48,164,475 common shares were represented in person or by proxy, which constituted a quorum. The final results of the shareholder vote on the proposal brought before the First Special Meeting was as follows:

Proposal 1. The approval of an amendment to the Company’s Amended and Restated Certificate of Incorporation to effect, at the discretion of the Company’s Board of Directors: a reverse split of the Company’s common stock, at a ratio not less than 1-for-10 and not greater than 1-for-50, with the exact ratio to be set within that range at the discretion of the Board of Directors and to be effected before the day prior to the 2023 annual meeting of shareholders, without further approval or authorization of our shareholders, was approved by a majority of common shares outstanding, based upon the following votes:

			Broker
Votes For	Votes Against	Abstentions	Non-Votes
45,212,808	2,933,201	18,466	—

October 6, 2022 Special Meeting of Shareholders

The Second Special Meeting was held virtually on October 6, 2022. Only shareholders of record as of the close of business on August 11, 2022 (“Second Record Date”) were entitled to vote. As of the Second Record Date, 21,880,169 shares of the Company’s common stock were issued, outstanding and entitled to vote, of which 12,642,168 common stock shares were represented in person or by proxy, which constituted a quorum. The final results of the shareholder vote on each proposal brought before the Second Special Meeting were as follows:

Proposal 1. Pursuant to NASDAQ Listing Rule 5635(d), the issuance of up to 110,400,000 shares of the Company’s common stock upon the exercise of the Company’s Series 1 and Series 2 warrants issued to investors in the Company’s underwritten offering that closed on August 16, 2022 (“August 2022 Underwritten Offering”) that may be equal to or exceed 20% of the Company’s common stock outstanding before the August 2022 Underwritten Offering, was approved by a majority of votes present at the meeting and entitled to vote on the matter, based upon the following votes:

			Broker
Votes For	Votes Against	Abstentions	Non-Votes
5,488,362	4,042,423	11,044	3,100,339

Proposal 2. The approval of an amendment to the Company’s Amended and Restated Certificate of Incorporation to decrease the number of authorized shares of common stock of the Company from 300,000,000 to 280,000,000, was approved by a majority of the common shares outstanding, based upon the following votes:

			Broker
Votes For	Votes Against	Abstentions	Non-Votes
11,466,286	1,162,410	13,472	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	October 7, 2022	Palisade Bio, Inc.

/s/ Thomas M. Hallam, Ph.D.
		By:	Thomas M. Hallam, Ph.D.
Chief Executive Officer